SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 19, 2002



                                  HOWTEK, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-9341                      02-0377419
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


21 Park Avenue, Hudson, New Hampshire                                  03051
(Address of principal executive offices)                             (zip code)


   Registrant's telephone number, including area code     (603) 882-5200


--------------------------------------------------------------------------------
       (Former name or former address, if changed since the last report)

Item 5 Other Information

Howtek, Inc. announced today that it has executed a definitive agreement to acquire, through a merger, Intelligent Systems Software, Inc., a privately held company. For more information please see the press release of Howtek, Inc. attached as Exhibit 99.1 hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

    (c) Exhibits.

        99.1 Press release of Howtek, Inc. dated February 19, 2002.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOWTEK, INC.


                                            By  /s/ W. Scott Parr
                                              --------------------------
                                              W. Scott Parr, President


Dated:  February 19, 2002


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